Exhibit 10.21

EXECUTION VERSION

AMENDMENT No. 3 and CONSENT, dated as of February 11, 2016 (this “Amendment”), to the Second Amended and Restated Term Loan Agreement, dated as of August 25, 2014 and effective as of January 30, 2015 (as amended by Amendment No. 1, dated as of December 21, 2015, as further amended by Amendment No. 2, dated as of December 21, 2015, as further amended by this Amendment and as may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Term Loan Agreement”) among ALBERTSON’S LLC, a Delaware limited liability company (“Parent Borrower”), SAFEWAY INC. (“Safeway”), the other co-borrowers party thereto (together with the Parent Borrower and Safeway, the “Borrowers” and each, a “Borrower”), ALBERTSONS COMPANIES, LLC (“Holdings”), the other Guarantors party thereto, the parties thereto from time to time as lenders, whether by execution of the Term Loan Agreement or an Assignment and Acceptance (each individually, a “Lender” and collectively, “Lenders” as further defined in the Term Loan Agreement) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as administrative agent and collateral agent (in such capacity, “Agent” as further defined in the Term Loan Agreement).

W I T N E S S E T H

WHEREAS, (i) certain of the Borrowers and the Guarantors have entered into that certain Second Amended and Restated Security Agreement, dated as of March 21, 2013, as amended and restated as of December 27, 2013, as amended and restated as of January 30, 2015 (the “Existing Security Agreement”) with the Agent, and (ii) the Parent Borrower, the other Co-Borrowers, the Guarantors, Agent, and the other parties thereto from time to time as lenders have entered into the Term Loan Agreement;

WHEREAS, Section 12.3 of the Term Loan Agreement permits amendments of the Term Loan Agreement and the other Financing Agreements with the consent of the Agent, the Required Lenders and the Parent Borrower;

WHEREAS, the Parent Borrower desires to amend the Term Loan Agreement as set forth herein;

WHEREAS, the Parent Borrower desires to amend and restate the Existing Security Agreement and have the Agent, the Borrowers and the Guarantors execute in the Third Amended and Restated Security Agreement in the form attached as Exhibit A hereto (the “A&R Security Agreement”);

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the A&R Security Agreement or the Term Loan Agreement.

SECTION 2. Amendments. Effective as of the Amendment No. 3 Effective Date (as defined below), the Financing Agreements are hereby amended as follows:

(a) Section 10.1(mm) of the Term Loan Agreement is hereby amended and restated in its entirety with the following:

“(mm) Liens securing the 2037 ASC Debentures (as defined in the Security Agreement) in an aggregate principal amount not to exceed $143,000;”.

(b) The first sentence of Section 11.3 of the Term Loan Agreement is hereby amended by adding “and the Security Agreement” immediately after “Subject to the Intercreditor Agreements”.

(c) The first sentence of Section 14.2(g) of the Term Loan Agreement is hereby amended by adding “and without including the effect of any changes to lease accounting that requires the assets and liabilities arising under operating leases to be recognized in any statement of financial position” immediately after “Escrow Release Date”.

(d) All references to the Existing Security Agreement in any Financing Agreement and all references in the Existing Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Security Agreement, shall, unless expressly provided otherwise, refer to the A&R Security Agreement.

SECTION 3. Consent to enter into the A&R Security Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4, the Agent and the Required Lenders hereby consent to the Agent entering into the A&R Security Agreement on the Amendment No. 3 Effective Date.

SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) that Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each Loan Party and the Required Lenders.

SECTION 5. Representations and Warranties. The Parent Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Financing Agreements shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that (x) each reference to the Term Loan Agreement therein shall be deemed to be a reference to the Term Loan Agreement after giving effect to this Amendment and (y) each reference to the Security Agreement therein shall be deemed to be a reference to the A&R Security Agreement, (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (c) no event shall have occurred and no condition shall exist that has or may reasonably be likely to have a Material Adverse Effect.

SECTION 6. Further Assurances. (a) Each Grantor (as defined in the A&R Security Agreement) agrees that from time to time upon the reasonable request of Agent, at Grantor’s own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to effectuate the provisions and purposes of this Amendment.

(b) The Parent Borrower and Holdings shall or shall cause to be delivered to the Agent within 180 days after the Amendment No. 3 Effective Date (or such later date as the Agent in its reasonable discretion may agree) each of the items listed on Schedule I attached hereto.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE

OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS SET FORTH FURTHER IN SECTION 12.1 OF THE TERM LOAN AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 9. Headings. The headings in this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10. Effect of Amendment. Except as specifically amended herein, all Financing Agreements shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Financing Agreements, nor constitute a waiver of any provision of the Financing Agreements. This Amendment shall constitute a Financing Agreement for purposes of the Term Loan Agreement and the other Financing Agreements and from and after the Amendment No. 3 Effective Date, all references to the Term Loan Agreement in any Financing Agreement and all references in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, shall, unless expressly provided otherwise, refer to the Term Loan Agreement as amended by this Amendment. The Borrowers hereby consent to this Amendment and confirm that all obligations of the Borrowers and the other Loan Parties under the Financing Agreements to which each is a party shall continue to apply to the Term Loan Agreement as amended hereby and to the A&R Security Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ALBERTSONS COMPANIES, LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President and Chief Financial Officer

ALBERTSON’S LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President & Chief Financial Officer

NEW ALBERTSON’S, INC.

By:	/s/ James Perkins
	Name:	James Perkins
	Title:	President & Chief Operating Officer

SAFEWAY INC.

By:	/s/ Bradley S. Fox
	Name:	Bradley S. Fox
	Title:	Vice President & Treasurer

SPIRIT ACQUISITION HOLDINGS LLC
UNITED SUPERMARKETS, L.L.C.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

Signature Page to Amendment No. 3

ABS FINANCE CO., INC.
ACME MARKETS, INC.
AMERICAN DRUG STORES LLC
AMERICAN PARTNERS, L.P.
AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC
AMERICAN STORES COMPANY, LLC
APLC PROCUREMENT, INC.
ASC MEDIA SERVICES, INC.
ASP REALTY, INC.
CLIFFORD W. PERHAM, INC.
JETCO PROPERTIES, INC.
JEWEL COMPANIES, INC.
JEWEL FOOD STORES, INC.
LUCKY STORES LLC
OAKBROOK BEVERAGE CENTERS, INC.
SHAW EQUIPMENT CORPORATION
SHAW’S REALTY CO.
SHAW’S SUPERMARKETS, INC.
SSM HOLDINGS COMPANY
STAR MARKETS COMPANY, INC.
STAR MARKETS HOLDINGS, INC.
WILDCAT MARKETS OPCO LLC
NAI SATURN EASTERN LLC

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Vice President, Treasurer & Assistant Secretary

SHAW’S REALTY TRUST

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Trustee

Signature Page to Amendment No. 3

FRESH HOLDINGS LLC
AMERICAN FOOD AND DRUG LLC
EXTREME LLC
NEWCO INVESTMENTS, LLC
NHI INVESTMENT PARTNERS, LP
AMERICAN STORES PROPERTIES LLC
JEWEL OSCO SOUTHWEST LLC
SUNRICH MERCANTILE LLC
ABS REAL ESTATE HOLDINGS LLC
ABS REAL ESTATE INVESTOR HOLDINGS LLC
ABS REAL ESTATE CORP.
ABS REAL ESTATE OWNER HOLDINGS LLC
ABS MEZZANINE I LLC
ABS TX INVESTOR GP LLC
ABS FLA INVESTOR LLC
ABS TX INVESTOR LP
ABS SW INVESTOR LLC
ABS RM INVESTOR LLC
ABS DFW INVESTOR LLC
ASP SW INVESTOR LLC
ABS TX LEASE INVESTOR GP LLC
ABS FLA LEASE INVESTOR LLC
ABS TX LEASE INVESTOR LP
ABS SW LEASE INVESTOR LLC
ABS RM LEASE INVESTOR LLC
ASP SW LEASE INVESTOR LLC
AFDI NOCAL LEASE INVESTOR LLC
ABS NOCAL LEASE INVESTOR LLC
ASR TX INVESTOR GP LLC
ASR TX INVESTOR LP
ABS REALTY INVESTOR LLC
ASR LEASE INVESTOR LLC

By:	/s/ Bradley R. Beckstrom
Name:	Bradley R. Beckstrom
Title:	Vice President, Real Estate Law

GOOD SPIRITS LLC

By:	/s/ Bradley R. Beckstrom
Name:	Bradley R. Beckstrom
Title:	Vice President

Signature Page to Amendment No. 3

ABS REALTY LEASE INVESTOR LLC
ABS MEZZANINE II LLC
ABS TX OWNER GP LLC
ABS FLA OWNER LLC
ABS TX OWNER LP
ABS TX LEASE OWNER GP LLC
ABS TX LEASE OWNER LP
ABS SW OWNER LLC
ABS SW LEASE OWNER LLC
LUCKY (DEL) LEASE OWNER LLC
SHORTCO OWNER LLC
ABS NOCAL LEASE OWNER LLC
LSP LEASE LLC
ABS RM OWNER LLC
ABS RM LEASE OWNER LLC
ABS DFW OWNER LLC
ASP SW OWNER LLC
ASP SW LEASE OWNER LLC
NHI TX OWNER GP LLC
EXT OWNER LLC
NHI TX OWNER LP
SUNRICH OWNER LLC
NHI TX LEASE OWNER GP LLC
ASR OWNER LLC
EXT LEASE OWNER LLC
NHI TX LEASE OWNER LP
ASR TX LEASE OWNER GP LLC
ASR TX LEASE OWNER LP
ABS MEZZANINE III LLC
ABS CA-O LLC
ABS CA-GL LLC
ABS ID-O LLC
ABS ID-GL LLC
ABS MT-O LLC
ABS MT-GL LLC
ABS NV-O LLC
ABS NV-GL LLC

By:	/s/ Bradley R. Beckstrom
Name:	Bradley R. Beckstrom
Title:	Vice President, Real Estate Law

Signature Page to Amendment No. 3

ABS OR-O LLC
ABS OR-GL LLC
ABS UT-O LLC
ABS UT-GL LLC
ABS WA-O LLC
ABS WA-GL LLC
ABS WY-O LLC
ABS WY-GL LLC
ABS CA-O DC1 LLC
ABS CA-O DC2 LLC
ABS ID-O DC LLC
ABS OR-O DC LLC
ABS UT-O DC LLC
ABS DFW LEASE OWNER LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Real Estate Law

Signature Page to Amendment No. 3

USM MANUFACTURING L.L.C.
LLANO LOGISTICS, INC.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

Signature Page to Amendment No. 3

SAFEWAY NEW CANADA, INC.
SAFEWAY CORPORATE, INC.
SAFEWAY STORES 67, INC.
SAFEWAY DALLAS, INC.
SAFEWAY STORES 78, INC.
SAFEWAY STORES 79, INC.
SAFEWAY STORES 80, INC.
SAFEWAY STORES 85, INC.
SAFEWAY STORES 86, INC.
SAFEWAY STORES 87, INC.
SAFEWAY STORES 88, INC.
SAFEWAY STORES 89, INC.
SAFEWAY STORES 90, INC.
SAFEWAY STORES 91, INC.
SAFEWAY STORES 92, INC.
SAFEWAY STORES 96, INC.
SAFEWAY STORES 97, INC.
SAFEWAY STORES 98, INC.
SAFEWAY DENVER, INC.
SAFEWAY STORES 44, INC.
SAFEWAY STORES 45, INC.
SAFEWAY STORES 46, INC.
SAFEWAY STORES 47, INC.
SAFEWAY STORES 48, INC.
SAFEWAY STORES 49, INC.
SAFEWAY STORES 58, INC.
SAFEWAY SOUTHERN CALIFORNIA, INC.
SAFEWAY STORES 28, INC.
SAFEWAY STORES 42, INC.
SAFEWAY STORES 99, INC.
SAFEWAY STORES 71, INC.
SAFEWAY STORES 72, INC.
SSI – AK HOLDINGS, INC.
DOMINICK’S SUPERMARKETS, LLC
DOMINICK’S FINER FOODS, LLC
RANDALL’S FOOD MARKETS, INC.
SAFEWAY GIFT CARDS, LLC
SAFEWAY HOLDINGS I, LLC
GROCERYWORKS.COM, LLC

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Vice President & Assistant Secretary

ASP REALTY, LLC

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 3

GROCERYWORKS.COM OPERATING COMPANY, LLC
THE VONS COMPANIES, INC.
STRATEGIC GLOBAL SOURCING, LLC
GFM HOLDINGS LLC
RANDALL’S HOLDINGS, INC.
SAFEWAY AUSTRALIA HOLDINGS, INC.
SAFEWAY CANADA HOLDINGS, INC.
AVIA PARTNERS, INC.
SAFEWAY PHILTECH HOLDINGS, INC.
CONSOLIDATED PROCUREMENT SERVICES, INC.
CARR-GOTTSTEIN FOODS CO.
SAFEWAY HEALTH INC.
LUCERNE FOODS, INC.
EATING RIGHT LLC
LUCERNE DAIRY PRODUCTS LLC
LUCERNE NORTH AMERICA LLC
O ORGANICS LLC
DIVARIO VENTURES LLC
CAYAM ENERGY, LLC
GFM HOLDINGS I, INC.

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 3

GENUARDI’S FAMILY MARKETS LP

By:	GFM HOLDINGS LLC, its general partner

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 3

RANDALL’S FOOD & DRUGS LP

By: RANDALL’S FOOD MARKETS, INC., its general partner

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 3

RANDALL’S MANAGEMENT COMPANY, INC.
RANDALL’S BEVERAGE COMPANY, INC.

By:	/s/ Miles Kendall
	Name:	Miles Kendall
	Title:	President, Treasurer & Secretary

Signature Page to Amendment No. 3

RANDALL’S INVESTMENTS, INC.

By:	/s/ Elizabeth A. Harris
	Name:	Elizabeth A. Harris
	Title:	Vice President & Secretary

Signature Page to Amendment No. 3

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

Signature Page to Amendment No. 3

[LENDER NAME]

,
as a Lender

By:
Name:
Title:

[By:
Name:
Title:]

Signature Page to Amendment No. 3

Schedule I

Action to be taken within 180 days of the Amendment No. 3 Effective Date unless otherwise noted

(unless waived or extended in the Agent’s reasonable discretion)

With respect to each Mortgaged Property of New Albertson’s Inc. and its subsidiaries described in the Perfection Certificate, in each case in form and substance reasonably acceptable to the Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:

(i) counterparts of a Mortgage with respect to such Mortgaged Property duly executed and delivered by the record owner or leasehold holder of such property in form suitable for filing or recording in all filing or recording offices that the Agent may reasonably deem necessary in order to create a valid and subsisting perfected first-priority Lien (subject only to Permitted Liens and other exceptions reasonably acceptable to the Agent) on the Mortgaged Property and/or rights described therein in favor of the Agent for the benefit of the Secured Parties and otherwise approved by the applicable local counsel for filing in the appropriate jurisdiction (which approval may be provided in the form of an electronic mail acknowledgment in form and substance reasonably satisfactory to the Agent), and evidence that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Agent (it being understood that if a mortgage tax will be owed on the entire amount of the indebtedness evidenced hereby, then the amount secured by the Mortgage shall be limited to the Fair Market Value of the property at the time the Mortgage is entered into if such limitation results in such mortgage tax being calculated based upon such Fair Market Value),

(ii) in the case of any such Mortgaged Property located in the United States or to the extent customary in the jurisdiction of where such Mortgaged Property is located, Mortgage Policies issued by a nationally recognized title insurance company selected by the Parent Borrower and reasonably acceptable to the Agent (it being agreed that Fidelity National Title Company and First American Title Insurance Company are acceptable to the Agent) in form and substance and in an amount reasonably acceptable to the Agent (not to exceed the Fair Market Value of the real properties covered thereby), insuring the Mortgages to be valid subsisting first-priority Liens on the property described therein, free and clear of all Liens other than Permitted Liens and other Liens reasonably acceptable to the Agent, each of which shall (A) contain a “tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount) and at commercially reasonable rates and (B) have been supplemented by such endorsements as shall be reasonably requested by the Agent if available in the jurisdiction in which the Mortgaged Property is located and if available on commercially reasonable terms; provided, however, the applicable Loan Party shall not be obligated to obtain a “creditor’s rights” or zoning endorsement; it being understood, however, that a “use verification” from the Planning & Zoning Resource Corporation will be provided in lieu thereof with respect to each Mortgaged Property in form and substance reasonably acceptable to the Agent), and

(iii) customary, favorable opinions of counsel to the Loan Parties with respect to the valid existence, corporate power and authority of such Loan Parties with respect to the granting of the Mortgages, each in form and substance reasonably satisfactory to the Agent.

Exhibit A

EXECUTION VERSION

THIRD AMENDED AND RESTATED SECURITY AGREEMENT

by

ALBERTSON’S LLC,

as Parent Borrower

and

THE OTHER GRANTORS PARTY HERETO

FROM TIME TO TIME

and

Credit Suisse AG, Cayman Islands Branch,

as Agent

Dated as of March 21, 2013

amended and restated as of December 27, 2013

further amended and restated as of January 30, 2015

further amended and restated as of February 11, 2016

TABLE OF CONTENTS

		Page

PREAMBLE		1

RECITALS		1

AGREEMENT		2

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	Definitions	2
SECTION 1.2.	Interpretation	8
SECTION 1.3.	Perfection Certificate	8

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.	Pledge; Grant of Security Interest	9
SECTION 2.2.	Secured Obligations	10
SECTION 2.3.	Security Interest	10

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF COLLATERAL

SECTION 3.1.	Delivery of Certificated Securities Collateral	11
SECTION 3.2.	Perfection of Uncertificated Securities Collateral	11
SECTION 3.3.	Financing Statements and Other Filings; Maintenance of Perfected Security Interest	12
SECTION 3.4.	Further Filings	12
SECTION 3.5.	Other Actions	12
SECTION 3.6.	Supplements, Further Assurances	15
SECTION 3.7.	NAI Restricted Collateral	15

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	Title	15
SECTION 4.2.	Limitation on Liens; Defense of Claims; Transferability of Collateral	16
SECTION 4.3.	Chief Executive Office; Change of Name; Jurisdiction of Organization	16
SECTION 4.4.	Location of Inventory and Equipment	16
SECTION 4.5.	Reserved	16
SECTION 4.6.	Due Authorization and Issuance	16
SECTION 4.7.	No Conflicts, Consents, etc.	16

-i-

-ii-

SIGNATURES

EXHIBIT 1	Form of Securities Pledge Amendment
EXHIBIT 2	Form of Copyright Security Agreement
EXHIBIT 3	Form of Patent Security Agreement
EXHIBIT 4	Form of Trademark Security Agreement
EXHIBIT 5	Form of Security Agreement Supplement

SCHEDULE I	Intercompany Notes
SCHEDULE II	Filings, Registration and Recordings
SCHEDULE III	Pledged Interests

-iii-

THIRD AMENDED AND RESTATED SECURITY AGREEMENT

This THIRD AMENDED AND RESTATED SECURITY AGREEMENT dated as of March 21, 2013, amended and restated as of December 27, 2013, as further amended and restated as of January 30, 2015 and as further amended as of February 11, 2016 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Security Agreement”) by (i) ALBERTSON’S LLC, a Delaware limited liability company as Parent Borrower (the “Parent Borrower”), (ii) SAFEWAY, INC. ( “Safeway”), (iii) SPIRIT ACQUISITION HOLDINGS LLC (“Spirit”), (iv) NEW ALBERTSON’S, INC. (“NAI”), (v) UNITED SUPERMARKETS, L.L.C. (“United” and, together with Safeway, Spirit and NAI, the “Co-Borrowers”, each, a “Co-Borrower” and together with the Parent Borrower, the “Borrowers”), (vi) ALBERTSONS COMPANIES, LLC (“Holdings”) and the OTHER GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (collectively, the “Original Guarantors”) AND THE OTHER GUARANTORS FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A SECURITY AGREEMENT SUPPLEMENT IN THE FORM OF EXHIBIT 5 HERETO (the “Additional Guarantors,” and together with the Original Guarantors, the “Guarantors”), as pledgors, assignors and debtors (the Borrowers, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Grantors,” and each, a “Grantor”) and (vii) CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as Agent for the Secured Parties (as each such term is defined in the Credit Agreement defined below) pursuant to the Credit Agreement and the 2037 Debentures Holders (as defined herein), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Agent”).

R E C I T A L S:

A. Certain of the Grantors and Citibank, N.A., as predecessor to the Agent entered into a Security Agreement, dated as of March 21, 2013 (the “2013 Security Agreement”) as amended and restated by that certain Amended and Restated Security Agreement, dated as of December 27, 2013 (the “A&R Security Agreement”) and as further amended and restated by that certain Second Amended and Restated Security Agreement dated as of January 30, 2015 (the “Second A&R Security Agreement”, as the same may be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Security Agreement”).

B. The Borrowers, Guarantors, the Agent, and the Lenders from time to time party thereto, among others, are party to that certain Second Amended and Restated Term Loan Agreement, dated as of August 25, 2014 and effective as of January 30, 2015, as amended by Amendment No. 1, dated as of December 21, 2015, Amendment No. 2, dated as of December 21, 2015 and Amendment No. 3 dated the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and pursuant to that certain Guaranty contained in the Credit Agreement, the Guarantors have, among other things, unconditionally guaranteed the Guaranteed Obligations (as defined in the Credit Agreement).

C. The Borrowers and the Guarantors have received and will continue to receive, substantial benefits from the execution, delivery and performance of the Financing Agreements and each is, therefore, willing to enter into this Security Agreement.

D. This Security Agreement is given by each Grantor in favor of the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders) to secure the payment and performance of all of the Secured Obligations (as hereinafter defined) (and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations).

A G R E E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Agent hereby agree to amend and restate the Original Security Agreement as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1. Definitions.

(a) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b) Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

(c) The following terms shall have the following meanings:

“2013 Security Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“2037 ASC Debentures” means the 7.50% Debentures due May 2037 issued under the ASC Indenture.

“2037 ASC Debentures Holders” shall mean the holders from time to time of the 2037 ASC Debentures and the 2037 ASC Debentures Trustee.

“2037 ASC Debentures Obligations” shall mean (a) the due and punctual payment of the unpaid principal amount of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, the 2037 ASC Debentures, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) the due and punctual performance of all other obligations of Holdings under or pursuant to the ASC Indenture.

“2037 ASC Debentures Trustee” shall mean the trustee under the ASC Indenture.

“A&R Security Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“ABL Collateral Agent” shall have the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABL Intercreditor Agreement” shall mean the Amended and Restated Intercreditor Agreement, dated as of the Escrow Release Date, by and among Holdings, Albertson’s LLC, the other Grantors from time to time party thereto, Bank of America, N.A. as ABL Collateral Agent and Credit Suisse AG, Cayman Islands Branch as Term Collateral Agent, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Additional Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Agent” shall have the meaning assigned to such term in the Preamble hereof.

“ASC” shall mean American Stores Company LLC, a Delaware limited liability company and a wholly-owned indirect Subsidiary of Holdings.

“ASC Indenture” shall mean the Indenture, dated as of May 1, 1995, between ASC and Wells Fargo Bank, National Association (as successor to the First National Bank of Chicago), as supplemented by Supplemental Indenture No. 1 dated as of January 23, 2004, Supplemental Indenture No. 2 dated as of July 6, 2005, Supplemental Indenture No. 3 dated as of July 21, 2008, Supplemental Indenture No. 4 dated as of March 21, 2013, and Supplemental Indenture No. 5 dated as of January 22, 2014, as amended, supplemented or otherwise modified.

“Blocked Account Agreement” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Borrowers” shall have the meaning assigned to such term in the Preamble hereof.

“Claims” shall mean any and all property taxes and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law) against, all or any portion of the Collateral.

“Co-Borrower” and “Co-Borrowers” shall have the meanings assigned to such terms in the Preamble hereof.

“Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Contracts” shall mean, collectively, with respect to each Grantor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Grantor and any other party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each DDA, “control,” as such term is defined in Section 9-104 of the UCC, and (ii) in the case of any uncertificated security, Securities Account or security entitlement, “control,” as such term is defined in Section 8-106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreements and the Securities Account Control Agreements.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 2 hereto.

“Copyrights” shall mean, collectively, with respect to each Grantor, all copyrights (whether statutory or common Law, whether established or registered in the United States or any other country or any political subdivision thereof whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Grantor, in each case, whether now owned or hereafter created or acquired by or assigned to such Grantor, including, without limitation, the registrations and applications listed on Schedule 11 of the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital B hereof.

“Deposit Account Control Agreement” shall mean an agreement in form and substance satisfactory to the Agent with respect to any Deposit Account of a Grantor.

“Distributions” shall mean, collectively, with respect to each Grantor, all Restricted Payments from time to time received, receivable or otherwise distributed to such Grantor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Dominion Trigger Event” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Excluded Property” shall mean the following:

(a) any lease, license or other agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition;

(b) any intent-to-use Trademark applications for which a Statement of Use has not been filed with and accepted by the United States Patent and Trademark Office and any other Intellectual Property Collateral for which the creation by a Grantor of a security interest therein is prohibited without the consent of third party or by applicable Law;

(c) any deposit or securities accounts used solely for trust, payroll, payroll tax or petty cash purposes or employee wage or welfare benefit payments;

(d) any Real Property (i) that is not Material Real Property but not any Collateral located on such Real Property or (ii) with respect to which any Grantor holds the tenant’s interest under a space lease other than an intercompany lease;

(e) the Equity Interests in the Excluded Subsidiaries;

(f) motor vehicles and other equipment subject to certificates of title;

(g) property in which a pledge or security interest is prohibited by applicable law, rule or regulation (but only for so long as such prohibition shall remain in effect);

(h) Equity Interests, deposits with, and other Investments in purchasing cooperatives of which any Loan Party is a member as permitted by the Credit Agreement;

(i) receivables sold in connection with any Qualified Receivables Financing;

(j) assets owned by any Grantor on the Original Closing Date or thereafter acquired and any proceeds thereof that are subject to a Lien securing a purchase money Indebtedness or Capital Lease Obligations permitted to be incurred under Section 10.1(h) of the Credit Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money Indebtedness or Capital Lease Obligation) validly prohibits the creation of any other Lien on such assets and proceeds;

(k) any property of a person existing at the time such person is acquired or merged with or into or consolidated with any Grantor that is subject to a Lien permitted under Section 10.1(n) of the Credit Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property;

(l) assets with respect to which the cost of obtaining a security interest in such assets is excessive in relation to the value afforded thereby, as agreed between the Parent Borrower and the Agent in writing in their good faith reasonable discretion;

(n) Safeway’s Equity Interest in Casa Ley (and any dividends or distributions received in respect of such equity interests) or any assets of Casa Ley; and

(o) cash and other assets set aside for payment to the former shareholders of Safeway in connection with the PDC CVR Agreement (as defined in the Safeway Merger Agreement);

provided, however, that in each case described in clauses (a), (b) and (g) of this definition, such property shall constitute “Excluded Property” only to the extent and for so long as (i) with respect to intent-to-use Trademark applications a Statement of Use has not been filed with and accepted by the United States Patent and Trademark Office; and (ii) with respect to all other Collateral, such license, license agreement, contract, permit, lease or applicable Law validly prohibits the creation of a Lien on such property in favor of the Agent and, upon the acceptance of such Statement of Use with respect to intent-to-use Trademark applications or the termination of such prohibition (howsoever occurring), such property shall cease to constitute “Excluded Property”; provided further, that “Excluded Property” shall not include the right to receive any proceeds arising therefrom or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC or any Proceeds, substitutions or replacements of any Excluded Property (unless such Proceeds, substitutions or replacements would otherwise constitute Excluded Property).

“Goodwill” shall mean, collectively, with respect to each Grantor, the goodwill connected with such Grantor’s business including, without limitation, (i) all goodwill connected with the use of and symbolized by any of the Intellectual Property Collateral in which such Grantor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Grantor’s business.

“Grantor” shall have the meaning assigned to such term in the Preamble hereof.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Licenses and Goodwill.

“Intercompany Notes” shall mean, with respect to each Grantor, all intercompany notes described on Schedule I hereto and each intercompany note hereafter acquired by such Grantor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent not prohibited by the Financing Agreements and to the extent not constituting Excluded Property.

“IP Security Agreement” shall mean any Copyright Security Agreement, Patent Security Agreement, or Trademark Security Agreement as the context requires.

“Licenses” shall mean, collectively, with respect to each Grantor, all license and distribution agreements with any other Person with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Grantor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Maximum NAI Credit Facility Amount” means, on the date on which Indebtedness incurred by a Loan Party is secured by a Lien on NAI Restricted Collateral (such date, the “NAI Collateral Test Date”), for so long as there is Indebtedness arising pursuant to the NAI Indenture and the provisions of the NAI Indenture limit the amount of Debt (as defined in the NAI Indenture) that may be secured by the NAI Restricted Collateral are in effect, the maximum amount of all Obligations (including, to the extent provided in Section 10.1 hereof, the 2037 ASC Debentures Obligations) and other Indebtedness secured by Liens thereon that would be permitted to be secured by NAI Restricted Collateral in accordance with, and without contravening, the terms of the NAI Indenture then outstanding and without giving rise to any obligation on the part of any Loan Party to grant an equal and ratable Lien on any of the NAI Restricted Collateral in favor of the holders of any of the NAI Notes to secure the obligations and Indebtedness outstanding thereunder.

“NAI Group” means New Albertson’s, Inc. and its Subsidiaries.

“NAI Indenture” means the Indenture, dated as of May 1, 1992, between the Borrower and U.S. Bank National Association, as trustee, as successor trustee to Morgan Guaranty Trust Company of New York, as supplemented by Supplemental Indenture No. 1 dated as of May 7, 2004, Supplemental Indenture No. 2 dated as of June 1, 2006, and Supplemental Indenture No. 3 dated as of December 29, 2008 (as amended, supplemented or otherwise modified).

“NAI Notes” shall mean the notes issued by the New Albertson’s, Inc. under the NAI Indenture prior to June 27, 2014.

“NAI Restricted Collateral” means property of NAI and its Subsidiaries consisting of any “Principal Property” (as such term is defined in the NAI Indenture as in effect on the Amendment No. 3 Effective Date) or shares of capital stock or Debt (as such term is defined in the NAI Indenture as in effect on the Amendment No. 3 Effective Date) of any Subsidiary of NAI (which Debt (as such term is defined in the NAI Indenture as in effect on the Amendment No. 3 Effective Date) is then held by NAI or any of its Subsidiaries).

“Original Security Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Parent Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Patents” shall mean, collectively, with respect to each Grantor, all patents issued or assigned to and all patent applications made by such Grantor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), including, without limitation, those patents, patent applications listed on Schedule 11 of the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” shall mean that certain information certificate, dated as of the Original Closing Date, as supplemented as of December 27, 2013, as of January 30, 2015 and as of the date hereof, executed and delivered by each Grantor in favor of the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders), and each other Perfection Certificate (which shall be in the form of that certain information certificate, dated as of the date hereof and referred to above or otherwise in form and substance reasonably acceptable to the Agent) executed and delivered by the applicable Borrower or Guarantor in favor of the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders) contemporaneously with the execution and delivery of a joinder agreement hereto, in each case, as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Interests” shall mean, collectively, with respect to each Grantor, all Equity Interests in any issuer now existing or hereafter acquired or formed that constitute Collateral, including, without limitation, all Equity Interests of such issuer described in Schedule III hereof, together with all rights, privileges, authority and powers of such Grantor relating to such Equity Interests issued by any such issuer under the Organization Documents of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Grantor in any manner, and all other Investment Property owned by such Grantor; provided, however, that to the extent applicable, Pledged Interests shall not include any interest possessing more than 65% of the voting power or control of all classes of interests entitled to vote of any Foreign Subsidiary to the extent such pledge would result in an adverse tax consequence to the Grantor.

“Pledged Securities” shall mean, collectively, the Pledged Interests and the Successor Interests.

“Safeway” shall have the meaning assigned to such term in the Preamble hereof.

“Secured Obligations” shall mean the Obligations.

“Securities Account Control Agreement” shall mean an agreement in form and substance satisfactory to the Agent with respect to any Securities Account of a Grantor.

“Securities Act” shall mean the Securities Exchange Act of 1934 and the applicable regulations promulgated by the Securities and Exchange Commission pursuant to such Act.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Security Agreement” shall have the meaning assigned to such in the Preamble hereof.

“Successor Interests” shall mean, collectively, with respect to each Grantor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Grantor (unless such successor is such Grantor itself) formed by or resulting from any consolidation or merger in which any Grantor is not the surviving entity; provided, however, that Successor Interests shall not include shares or interests possessing more than 65% of the voting power or control of all classes of capital stock or interests entitled to vote of any Foreign Subsidiaries to the extent such pledge would result in an adverse tax consequence to such Grantor.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Trademarks” shall mean, collectively, with respect to each Grantor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URLs), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Grantor and all registrations and applications for the foregoing (whether statutory or common Law and whether established or registered in the United States or any other country or any political subdivision thereof), including, without limitation, the registrations and applications listed on Schedule 11 of the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

SECTION 1.2. Interpretation. The rules of interpretation specified in Article I of the Credit Agreement shall be applicable to this Security Agreement.

SECTION 1.3. Perfection Certificate. The Agent and each Grantor agree that the Perfection Certificate, and all schedules, amendments and supplements thereto are and shall at all times remain a part of this Security Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1. Pledge; Grant of Security Interest.

As collateral security for the payment and performance in full of all the Secured Obligations (and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations), each Grantor hereby pledges and grants, and, to the extent applicable, confirms its continuing prior pledge and grant, to the Agent for its benefit and for the benefit of the other Secured Parties (and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders), of a lien on and security interest in and to all of the right, title and interest of such Grantor in, to and under all of the following property and interests of such Grantor in such property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Collateral”), including, without limitation:

(i) all Accounts;

(ii) all Goods, including Equipment, Inventory and Fixtures;

(iii) all Documents, Instruments and Chattel Paper;

(iv) all Letters of Credit and Letter-of-Credit Rights;

(v) all Securities Collateral;

(vi) all Investment Property;

(vii) all Intellectual Property Collateral;

(viii) all Commercial Tort Claims, including, without limitation, those described in Schedule 12 of the Perfection Certificate;

(ix) all General Intangibles;

(x) all Deposit Accounts;

(xi) all Supporting Obligations;

(xii) all books and records relating to the Collateral; and

(xiii) to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Grantor, whether tangible or intangible and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Security Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property and the Grantors shall from time to time at the reasonable request of the Agent give written notice to the Agent identifying in reasonable detail the Excluded Property and shall provide to the Agent such other information regarding the Excluded Property as the Agent may reasonably request.

SECTION 2.2. Secured Obligations. This Security Agreement secures, and the Collateral is collateral security for, the payment and performance in full when due of the Secured Obligations (and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations).

Notwithstanding any of the other provisions set forth in this Section 2.2 or anything else contained in this Security Agreement or any other Financing Agreement, for so long as the NAI Indenture is in effect and includes any limitation on the amount of Indebtedness of the NAI Group that may be secured by the NAI Restricted Collateral, the aggregate amount of all Secured Obligations (and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations) secured under the Collateral Documents by NAI Restricted Collateral shall not, at any time, exceed the lesser of (x) the Maximum NAI Credit Facility Amount as calculated on the latest NAI Collateral Test Date and (y) an amount as otherwise determined pursuant to any Intercreditor Agreement or another intecreditor agreement applicable to other Indebtedness secured on a pari passu basis with the Term Loans entered into with the Agent in accordance with the Financing Documents.

SECTION 2.3. Security Interest.

(a) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to authenticate and file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including, without limitation, (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) a description of the Collateral as “all assets of the Grantor, wherever located, whether now owned or hereafter acquired” and (iii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Agent promptly upon request.

(b) Each Grantor hereby ratifies its authorization for the Agent to file in any relevant jurisdiction any financing statements or amendments thereto relating to the Collateral if filed prior to the date hereof.

(c) Each Grantor hereby further authorizes the Agent to file filings with the United States Patent and Trademark Office and United States Copyright Office (or any successor office or any similar office in any other country) or other necessary documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder in any Intellectual Property Collateral, without the signature of such Grantor, and naming such Grantor, as debtor, and the Agent, as secured party.

(d) This Security Agreement amends and restates the Original Security Agreement. The obligations under the Original Security Agreement of the Grantors party thereto and the grant of security interest in the Collateral under the Original Security Agreement by the applicable Grantors party thereto shall continue under this Security Agreement, and shall not in any event be terminated, extinguished, annulled or otherwise affected in any manner hereby, but shall hereafter be governed by this Security Agreement. All references to the Security Agreement in any Financing Agreement or other document or instrument delivered in connection therewith and all references in the Security Agreement to “this

Agreement,” “hereunder,” “hereof,” or words of like import referring to the Security Agreement shall, in each case, be deemed to refer to the Original Security Agreement, as amended and restated pursuant to this Security Agreement and the provisions hereof. It is understood and agreed that the Original Security Agreement is being amended and restated by entry into this Security Agreement on the date hereof. To the extent applicable, the Grantors hereby acknowledge, confirm and agree that any financing statements, fixture filings, filings with the United States Patent and Trademark Office or the United States Copyright Office or other instrument similar in effect to the foregoing under applicable law covering all or any part of the Collateral previously filed in favor of the Agent under the Original Security Agreement are in full force and effect as of the date hereof and effectuate the perfection of the security interests granted under the Original Security Agreement and this Security Agreement, and each Grantor ratifies its authorization for the Agent to file in any relevant jurisdictions any such financing statement, fixture filing or other instrument relating to all or any part of the Collateral if filed prior to the date hereof.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF COLLATERAL

SECTION 3.1. Delivery of Certificated Securities Collateral. Subject to Section 3.7, each Grantor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Agent or its agent or bailee pursuant to the ABL Intercreditor Agreement in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Agent has a perfected security interest therein subject only to the Liens of the ABL Collateral Agent. Subject to Section 3.7, each Grantor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Grantor after the date hereof, shall promptly (and in any event within ten (10) Business Days) upon receipt thereof by such Grantor be delivered to and held by or on behalf of the Agent or its agent or bailee pursuant to the ABL Intercreditor Agreement pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. The Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, but subject to Section 8.2, to endorse, assign or otherwise transfer to or to register in the name of the Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, with written notice to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations, accompanied by instruments of transfer or assignment and letters of direction duly executed in blank.

SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Grantor represents and warrants that the Agent has a perfected first priority security interest (subject to Permitted Liens having priority under applicable Law and the Liens of the ABL Collateral Agent) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof and that the Organization Documents of the issuer of such Pledged Securities do not require the consent of the other shareholders, members, partners or other Person to permit the Agent or its designee to be substituted for the applicable Grantor as a shareholder, member, partner or other equity owner, as applicable, thereto (other than those consents which have already been obtained). Subject only to the Liens of the ABL Collateral Agent, each Grantor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable Law and upon the reasonable request of the Agent, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute customary pledge forms or other documents necessary to complete the pledge and give the Agent the right to transfer such Pledged Securities under the terms hereof.

SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Grantor represents and warrants that the only filings, registrations and recordings necessary to perfect the security interest granted by each Grantor to the Agent (for the benefit of the Secured Parties and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders) pursuant to this Security Agreement in respect of the Collateral in which the security interest may be perfected by such filings, recording and registration are listed on Schedule II hereto. Each Grantor represents and warrants that all such filings, registrations and recordings have been delivered to the Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule II. Each Grantor agrees that at the sole cost and expense of the Grantors, (i) such Grantor will maintain the security interest created by this Security Agreement in the Collateral as a perfected security interest subject to no Liens other than Permitted Liens and shall defend such security interest against the claims and demands of all Persons (other than with respect to Permitted Liens), (ii) such Grantor shall furnish to the Agent from time to time such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the reasonable written request of the Agent, such Grantor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Agent may reasonably request, including the filing of any financing statements, continuation statements and other documents (including this Security Agreement) under the UCC (or other applicable Laws) in effect in any United States jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Agent and in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) wherever required by applicable Law in each case to perfect, continue and maintain a valid, enforceable, first priority security interest (subject to Permitted Liens having priority under applicable Law and the Liens of the ABL Collateral Agent in the ABL Priority Collateral as provided herein) and to preserve the other rights and interests granted to the Agent hereunder, as against the Grantors and third parties (other than with respect to Permitted Liens), with respect to the Collateral.

SECTION 3.4. Further Filings. Each Grantor hereby further authorizes the Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Security Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting or continuing the security interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Agent, as secured party.

SECTION 3.5. Other Actions. In order to further evidence the attachment, perfection and priority of, and the ability of the Agent to enforce, the Agent’s security interest in the Collateral, each Grantor represents, warrants and agrees, in each case at such Grantor’s own expense, with respect to the following Collateral that:

(a) Instruments and Tangible Chattel Paper. As of the date hereof (i) no amount payable under or in connection with any of the Collateral in excess of $500,000 is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed on Schedule 10 of the Perfection Certificate and (ii) each Instrument and each item of Tangible Chattel Paper evidencing an obligation in excess of $500,000 listed in Schedule 10 of the Perfection Certificate, to the extent requested by the Agent, has been properly endorsed, assigned and delivered to the Agent or its agent or bailee pursuant to the ABL Intercreditor Agreement, accompanied by instruments of transfer or assignment and letters of direction duly executed in blank. If any amount payable under or in connection with any of the Collateral in excess of $500,000 shall be evidenced by any Instrument or Tangible Chattel Paper, the Grantor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Agent or its agent or bailee pursuant to the ABL Intercreditor Agreement, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may reasonably request from time to time.

(b) Deposit Accounts. Each Grantor party hereto on the date hereof agrees that starting on the date hereof for each Grantor party to the Security Agreement immediately prior to the date hereof and, with respect to any Person that becomes a Grantor on the date hereof, after the expiration of 90 days after the date hereof or such longer period as the Agent may reasonably agree, it will not establish or maintain any Deposit Accounts, other than Deposit Accounts subject to a Deposit Account Control Agreement or any Deposit Accounts that are excluded from the requirements to be subject to a Blocked Account Agreement pursuant to Section 6.12 of the ABL Credit Agreement. Each other Grantor agrees that it will not establish or maintain any Deposit Accounts, other than Deposit Accounts subject to a Deposit Account Control Agreement or any Deposit Accounts that are excluded from the requirements to be subject to a Blocked Account Agreement pursuant to Section 6.12 of the ABL Credit Agreement.

(c) Investment Property.

(i) As of the date hereof (1) it has no Securities Accounts other than those listed on Schedule 13 of the Perfection Certificate, (2) it does not hold, own or have any interest in any certificated securities or uncertificated securities constituting Collateral other than those constituting Pledged Securities with respect to which the Agent has a perfected first priority security interest in such Pledged Securities (subject to Permitted Liens having priority under applicable Law).

(ii) If any Grantor shall at any time hold or acquire any certificated securities constituting Collateral required to be pledged hereunder, such Grantor shall promptly (a) notify the Agent thereof and if requested by the Agent, endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Agent or (b) if requested by the Agent, deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the Agent. If any securities constituting Collateral required to be pledged hereunder now or hereafter acquired by any Grantor are uncertificated, such Grantor shall promptly notify the Agent thereof and, if requested by the Agent, (a) grant the Agent Control over such uncertificated securities pursuant to an agreement in form and substance reasonably satisfactory to the Agent and cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of any Grantor or such nominee, (b) deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the Agent or (c) arrange for the Agent to become the registered owner of the securities. Each Grantor shall not establish and maintain any Securities Account with any Securities Intermediary unless (1) the applicable Grantor shall have given the Agent ten (10) Business Days’ prior written notice of its intention to establish such new Securities Account with such Securities Intermediary and (2) such Securities Intermediary and such Grantor shall have duly executed and delivered a Control Agreement with respect to such Securities Account. Each Grantor shall accept any cash and Investment Property which are proceeds of the Pledged Interests in trust for the benefit of the Agent and promptly upon receipt thereof, deposit any cash received by it into an account in which the Agent has Control, or with respect to any Investment Properties or additional securities, take such actions as required above with respect to such securities. The Agent agrees with each Grantor that the Agent shall not give any entitlement orders or instructions or directions to any issuer of uncertificated securities or Securities Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless an Event of Default has occurred and is continuing. No Grantor shall grant Control over any Pledged Securities constituting Collateral and required to be pledged hereunder to any Person other than the Agent, any Second Lien Notes Collateral Agent (as defined in the ABL Intercreditor Agreement), any Additional Pari Term Debt Agent or Additional Pari Second Lien Notes Agent (each as defined in and pursuant to the ABL Intercreditor Agreement) or the ABL Collateral Agent (pursuant to the ABL Intercreditor Agreement).

(iii) As between the Agent and the Grantors, the Grantors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the Control of, the Agent, a Securities Intermediary, any Grantor or any other Person; provided, however, that nothing contained in this Section 3.5(c) shall release or relieve any Securities Intermediary of its duties and obligations to the Grantors or any other Person under any Control Agreement or under applicable Law. Each Grantor shall promptly pay all Claims and fees of whatever kind or nature with respect to the Pledged Securities pledged by it under this Security Agreement. In the event any Grantor shall fail to make such payment contemplated in the immediately preceding sentence, the Agent may do so for the account of such Grantor and the Grantors shall promptly reimburse and indemnify the Agent for all costs and expenses incurred by the Agent under this Section 3.5(c) in accordance with Section 12.6 of the Credit Agreement.

(d) Electronic Chattel Paper and Transferable Records. As of the date hereof no amount payable under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction). If any amount payable under or in connection with any of the Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record with an amount in excess of $500,000, individually, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Agent thereof and shall take such action as the Agent may reasonably request to vest in the Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Agent agrees with such Grantor that the Agent will arrange, pursuant to procedures reasonably satisfactory to the Agent and so long as such procedures will not result in the Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If such Grantor is at any time a beneficiary under a Letter of Credit with an amount in excess of $500,000, individually, now or hereafter issued in favor of such Grantor (which, for the avoidance of doubt, shall not include any Letter of Credit issued pursuant to the ABL Credit Agreement), such Grantor shall promptly notify the Agent thereof and such Grantor shall use its commercially reasonable efforts, at the request of the Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Agent of, and to pay to the Agent, the proceeds of, any drawing under the Letter of Credit or (ii) arrange for the Agent to become the beneficiary of such Letter of Credit, with the Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the ABL Credit Agreement.

(f) Commercial Tort Claims. As of the date hereof it holds no Commercial Tort Claims other than those listed on Schedule 12 of the Perfection Certificate. If any Grantor shall at any time hold or acquire a Commercial Tort Claim with an amount in excess of $500,000, individually, such Grantor shall immediately notify the Agent in writing signed by such Grantor of the brief details thereof and grant to the Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

SECTION 3.6. Supplements, Further Assurances. Each Grantor shall take such further actions, and execute and deliver to the Agent such additional assignments, agreements, supplements, powers and instruments, as the Agent may in its reasonable judgment deem necessary, wherever required by Law, in order to perfect, preserve and protect the security interest in the Collateral as and to the extent provided herein and the rights and interests granted to the Agent hereunder, or permit the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral. If an Event of Default has occurred and is continuing, subject to the terms of the ABL Intercreditor Agreement, the Agent may institute and maintain, in its own name or in the name of any Grantor, such suits and proceedings as the Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and expense of the Grantors. The Grantors and the Agent acknowledge that this Security Agreement is intended to grant to the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders) a security interest in and a Lien upon the Collateral and shall not constitute or create a present assignment of any of the Collateral.

SECTION 3.7. NAI Restricted Collateral. Notwithstanding anything in this Agreement to the contrary, unless an Event of Default has occurred and is continuing and the Agent has so requested, no physical delivery of any Pledged Security and/or Intercompany Notes that constitutes NAI Restricted Collateral shall be required to be delivered to the Agent.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to, and without limitation of, each of the representations, warranties and covenants set forth in the Credit Agreement and the other Financing Agreements, each Grantor represents, warrants and covenants as follows:

SECTION 4.1. Title. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent pursuant to this Security Agreement, the ABL Collateral Agent, the Second Lien Notes Collateral Agent, any Additional Pari Term Debt Agent or Additional Pari Second Lien Notes Agent (each as defined in the ABL Intercreditor Agreement) or as are permitted by the Credit Agreement. No Person other than the Agent has Control or possession of all or any part of the Collateral consisting of Instruments, Pledged Securities, Investment Property, Securities Accounts and Deposit Accounts, except as permitted by the Credit Agreement.

SECTION 4.2. Limitation on Liens; Defense of Claims; Transferability of Collateral. Each Grantor is as of the date hereof, and, as to Collateral acquired by it from time to time after the date hereof, such Grantor will be, the sole direct and beneficial owner of all Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than the Liens and security interests created by this Security Agreement and Permitted Liens. Each Grantor shall, at its own cost and expense, defend title to the Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Agent and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Agent or any other Secured Party (and, to the extent applicable pursuant to Section 10.1, any 2037 ASC Debentures Holder) other than Permitted Liens. Except as permitted by the Credit Agreement, there is no agreement, and no Grantor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Collateral or otherwise impair or conflict with such Grantors’ obligations or the rights of the Agent hereunder.

SECTION 4.3. Chief Executive Office; Change of Name; Jurisdiction of Organization.

(a) The exact legal name, type of organization, jurisdiction of organization, federal taxpayer identification number, organizational identification number and chief executive office of such Grantor is indicated next to its name on Schedules 1 and 2 of the Perfection Certificate.

(b) The Agent may rely on opinions of counsel as to whether any or all UCC financing statements of the Grantors need to be amended as a result of any of the changes described in Section 4.3(a). If any Grantor fails to provide information to the Agent about any changes to information on Schedules 1 and 2 of the Perfection Certificate when required by the Credit Agreement, the Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Grantor’s property constituting Collateral, for which the Agent needed to have information relating to such changes. The Agent shall have no duty to inquire about such changes if any Grantor does not inform the Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Agent to search for information on such changes if such information is not provided by any Grantor.

SECTION 4.4. Location of Inventory and Equipment. As of the date hereof, all Equipment and Inventory of such Grantor is located at the chief executive office or such other location listed in the Perfection Certificate.

SECTION 4.5. Reserved.

SECTION 4.6. Due Authorization and Issuance. All of the Pledged Interests have been, and to the extent any Pledged Interests are hereafter issued, such shares or other equity interests will be, upon such issuance, duly authorized, validly issued and, to the extent applicable, fully paid and non-assessable. All of the Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Grantor to any issuer of the Pledged Interests in exchange for or in connection with the issuance of the Pledged Interests or any Grantor’s status as a partner or a member of any issuer of the Pledged Interests.

SECTION 4.7. No Conflicts, Consents, etc. No consent of any party (including, without limitation, equity holders or creditors of such Grantor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required (A) for the grant of the security interest by such Grantor of the Collateral pledged by it pursuant to this Security Agreement or for the execution, delivery or performance hereof by such Grantor, (B) for the exercise by the Agent of the voting or other rights provided for in this Security Agreement or (C) subject to Section 6.1 hereof, for the exercise by the Agent of the remedies in respect of the Collateral pursuant to this Security Agreement except, in each case, for such consents which have been obtained prior to the date hereof and for those filings contemplated by Section 8.27 of the Credit Agreement. Following the occurrence and during the continuation of an Event of Default, if the Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Security Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Agent, such Grantor agrees to use commercially reasonable efforts to assist and aid the Agent to obtain as soon as commercially practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8. Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in the Perfection Certificate, in each case, relating to the Collateral, is accurate and complete in all material respects. As of the date hereof, the Collateral described on the schedules annexed hereto constitutes all of the property of such type of Collateral owned or held by the Grantors.

SECTION 4.9. Insurance. Such Grantor shall (i) maintain or shall cause to be maintained such insurance as is required pursuant to Section 9.4 of the Credit Agreement; (ii) maintain such other insurance as may be required by applicable Law; and (iii) furnish to the Agent, upon written request, full information as to the insurance carried. Each Grantor hereby irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Grantor’s true and lawful agent (and attorney-in-fact), exercisable only after the occurrence and during the continuance of an Event of Default, for the purpose of making, settling and adjusting claims in respect of the Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or in part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent deems advisable. All sums disbursed by the Agent in connection with this Section 4.9, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Agent and shall be additional Secured Obligations secured hereby.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1. Pledge of Additional Securities Collateral. Each Grantor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person required to be pledged hereunder, accept the same in trust for the benefit of the Agent and forthwith deliver to the Agent or its agent or bailee pursuant to the ABL Intercreditor Agreement, a pledge amendment, duly executed by such Grantor, in substantially the form of Exhibit 1 annexed hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Security Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Grantor hereby authorizes the Agent to attach each Pledge Amendment to this Security Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Collateral.

SECTION 5.2. Voting Rights; Distributions; etc.

(i) Subject to the terms of the ABL Intercreditor Agreement, so long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other Financing Agreement evidencing the Secured Obligations (and to the extent applicable pursuant to Section 10.1, the 2037 ASC Indenture with respect to the 2037 ASC Debentures Obligations). The Agent shall be deemed without further action or formality to have granted to each Grantor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Grantor and at the sole cost and expense of the Grantors, from time to time execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request in order to permit such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 5.2(i).

(ii) Upon the occurrence and during the continuance of any Event of Default, and after written notice from the Agent to the Parent Borrower, subject to the terms of the ABL Intercreditor Agreement, all rights of each Grantor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(i) hereof without any action, other than, in the case of any Securities Collateral, or the giving of any notice shall immediately cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; provided that, subject to the terms of the ABL Intercreditor Agreement, the Agent shall have the right, in its sole discretion, from time to time following the occurrence and continuance of an Event of Default to permit such Grantor to exercise such rights under Section 5.2(i) hereof. After such Event of Default is no longer continuing, each Grantor shall have the right to exercise the voting, managerial and other consensual rights and powers that it would otherwise be entitled to pursuant to Section 5.2(i) hereof.

(iii) So long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with, and to the extent permitted by, the provisions of the Credit Agreement; provided, however, that subject to the ABL Intercreditor Agreement any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Agent to hold as Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). The Agent shall, if necessary, upon written request of any Grantor and at the sole cost and expense of the Grantors, from time to time execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request in order to permit such Grantor to receive the Distributions which it is authorized to receive and retain pursuant to this Section 5.2(iii).

(iv) Upon the occurrence and during the continuance of any Event of Default, all rights of each Grantor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(iii) hereof shall cease and all such rights shall thereupon, subject to the terms of the ABL Intercreditor Agreement, become vested in the Agent, which shall thereupon, subject to the terms of the ABL Intercreditor Agreement, have the sole right to receive and hold as Collateral such Distributions. After such Event of Default is no longer continuing, each Grantor shall have the right to receive the Distributions which it would be authorized to receive and retain pursuant to Section 5.2(ii).

(v) Each Grantor shall, at its sole cost and expense, from time to time execute and deliver to the Agent appropriate instruments as the Agent may reasonably request in order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(ii) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(iv) hereof.

(vi) All Distributions which are received by any Grantor contrary to the provisions of Section 5.2(ii) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall immediately be paid over to the Agent as Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3. Reserved.

SECTION 5.4. Defaults, Etc. Such Grantor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Grantor is a party relating to the Pledged Securities pledged by it, and such Grantor is not in violation of any other provisions of any such agreement to which such Grantor is a party, or otherwise in default or violation thereunder. No Securities Collateral pledged by such Grantor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Grantor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organization Documents and certificates, if any, delivered to the Agent) which evidence any Pledged Securities of such Grantor.

SECTION 5.5. Certain Agreements of Grantors As Issuers and Holders of Equity Interests.

(i) In the case of each Grantor which is an issuer of Securities Collateral, such Grantor agrees to be bound by the terms of this Security Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(ii) In the case of each Grantor which is a partner in a partnership, limited liability company or other entity that is an issuer of Equity Interests pledged hereunder, such Grantor hereby consents to the extent required by the applicable Organization Documents to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Interests in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Agent or its nominee and to the substitution of the Agent or its nominee as a substituted partner or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner or a limited partner or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

SECTION 6.1. Grant of License. Without limiting the rights of Agent as the holder of a Lien on the Intellectual Property Collateral, for the purpose of enabling the Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article VIII hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof. For the avoidance of doubt, the foregoing license grant shall not include any rights, the grant of which shall constitute a breach of any license to which a Grantor is a party, and shall be limited solely to the extent required for the Agent to exercise its rights hereunder.

SECTION 6.2. Registrations. Except pursuant to material licenses and material other user agreements entered into by any Grantor in the ordinary course of business that are listed Schedule 11 of the Perfection Certificate, on and as of the date hereof (i) each Grantor owns and possesses the right to use, and has done nothing to authorize any other Person to use, any material Copyright, Patent or Trademark listed on Schedule 11 of the Perfection Certificate, and (ii) all registrations listed on Schedule 11 of the Perfection Certificate as owned by such Grantor are valid and in full force and effect.

SECTION 6.3. No Violations or Proceedings. To each Grantor’s knowledge, on and as of the date hereof, there is no violation by others of any right of such Grantor with respect to any Copyright, Patent or Trademark listed on Schedule 11 of the Perfection Certificate, respectively, pledged by it under the name of such Grantor.

SECTION 6.4. Protection of Agent’s Security. On a continuing basis, each Grantor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Agent of (A) any adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any Patent, Trademark or Copyright necessary for the conduct of business of such Grantor or (B) the institution of any proceeding or any adverse determination in any federal, state or local court or administrative body regarding such Grantor’s claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Collateral, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and protect the Intellectual Property Collateral necessary for the conduct of business of such Grantor, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral necessary for the conduct of business of such Grantor, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment and, if any Event of Default has occurred and is continuing, with the prior approval of the Agent (such approval not to be unreasonably withheld), (iv) upon such Grantor’s obtaining knowledge thereof, promptly notify the Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Collateral, the ability of such Grantor or the Agent to dispose of the Intellectual Property Collateral or any material portion thereof or the rights and remedies of the Agent in relation thereto including, without limitation, a levy or threat of levy or any legal process against the Intellectual Property Collateral or any material portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Grantor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the material licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders), without the consent of the Agent, (vi) until the Agent exercises its rights to make collection, diligently keep adequate records respecting the Intellectual Property Collateral and (vii) furnish to the Agent from time to time upon the Agent’s reasonable request therefor detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Agent may from time to time reasonably request. Notwithstanding the foregoing, nothing herein shall prevent any Grantor from selling, disposing of or otherwise using any Intellectual Property Collateral as permitted under the Credit Agreement.

SECTION 6.5. After-Acquired Property. If any Grantor shall, at any time before this Security Agreement shall have been terminated in accordance with Section 9.5(a), (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause (i) or (ii) of this Section 6.5 with respect to such Grantor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Security Agreement without further action by any party. With respect to any federally registered Intellectual Property Collateral owned by a Grantor, each such Grantor shall promptly (a) provide to the Agent written notice of any of the foregoing and (b) confirm the attachment of the Lien and security interest created by this Security Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section 6.5 by execution and filing of the applicable IP Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

SECTION 6.6. Modifications. Each Grantor authorizes the Agent to modify this Security Agreement by amending Schedule 11 of the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date hereof of such Grantor including, without limitation, any of the items listed in Section 6.5 hereof.

SECTION 6.7. Litigation. Unless there shall occur and be continuing any Event of Default, each Grantor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Grantors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Grantor, the Agent or the other Secured Parties (or to the extent applicable pursuant to Section 10.1, any 2037 ASC Debentures Holder) to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Grantor shall, at the reasonable request of the Agent, do any and all lawful acts and execute any and all documents requested by the Agent in aid of such enforcement and the Grantors shall promptly reimburse and indemnify the Agent, as the case may be, for all costs and expenses incurred by the Agent in the exercise of its rights under this Section 6.7 in accordance with Section 12.6 of the Credit Agreement. In the event that the Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Grantor agrees, at the request of the Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others.

SECTION 6.8. Third Party Consents. Each Grantor shall use reasonable commercial efforts to obtain the consent of third parties to the extent such consent is necessary to create a valid, perfected security interest in favor of the Agent in any Intellectual Property Collateral.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING ACCOUNTS

SECTION 7.1. [Reserved].

SECTION 7.2. Maintenance of Records. Each Grantor shall keep and maintain at its own cost and expense materially complete records of each Account, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Grantor shall, at such Grantor’s sole cost and expense, upon the Agent’s written demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including, without limitation, all documents evidencing Accounts and any books and records relating thereto to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor).

SECTION 7.3. Legend. Each Grantor shall legend, at the request of the Agent made at any time after the occurrence and during the continuance of any Event of Default and in form and manner reasonably satisfactory to the Agent, the books, records and documents of such Grantor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been collaterally assigned to the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders) and that the Agent has a security interest therein.

SECTION 7.4. Modification of Terms, Etc. No Grantor shall rescind or cancel any indebtedness evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice or in accordance with the Credit Agreement, or extend or renew any such indebtedness except in the ordinary course of business consistent with prudent business practice or in accordance with the Credit Agreement or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business consistent with prudent business practice or in accordance with the Credit Agreement without the prior written consent of the Agent.

SECTION 7.5. Collection. Each Grantor shall use commercially reasonable efforts to cause to be collected from the account debtor of each of the Accounts, as and when due in the ordinary course of business consistent with prudent business practice, any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, in any case, whether incurred by any Grantor, the Agent or any other Secured Party (or to the extent applicable pursuant to Section 10.1, any 2037 ASC Debentures Holder), shall be paid by the Grantors.

ARTICLE VIII

REMEDIES

SECTION 8.1. Remedies. Upon the occurrence and during the continuance of any Event of Default the Agent may, subject to the terms of the ABL Intercreditor Agreement, and at the direction of the Required Lenders, shall, from time to time in respect of the Collateral, in addition to the other rights and remedies provided for herein, under applicable Law or otherwise available to it:

(i) Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from any Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Grantor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Grantor;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Grantor, prior to receipt by any such obligor of such instruction, such Grantor shall segregate all amounts received pursuant thereto in trust for the benefit of the Agent and shall promptly pay such amounts to the Agent;

(iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Grantor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv) Take possession of the Collateral or any part thereof, by directing any Grantor in writing to deliver the same to the Agent at any place or places so designated by the Agent, in which event such Grantor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Agent and therewith delivered to the Agent, (B) store and keep any Collateral so delivered to the Agent at such place or places pending further action by the Agent and (C) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Grantor’s obligation to deliver the Collateral as contemplated in this Section 8.1 is of the essence hereof. Upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by any Grantor of such obligation;

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Grantor constituting Collateral for application to the Secured Obligations (and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations);

(vi) Retain and apply the Distributions to the Secured Obligations (and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations) as provided in Article V hereof;

(vii) Exercise any and all rights as beneficial and legal owner of the Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Collateral; and

(viii) Exercise all the rights and remedies of a secured party under the UCC, and the Agent may also in its sole discretion, without notice except as specified in Section 8.2 hereof, sell, assign or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Agent or any other Secured Party (or to the extent applicable pursuant to Section 10.1, any 2037 ASC Debentures Holder) or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations (and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations) owed to such Person as a credit on account of the purchase price of any Collateral payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives, to the fullest extent permitted by Law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the fullest extent permitted by Law, each Grantor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

SECTION 8.2. Notice of Sale. Each Grantor acknowledges and agrees that, to the extent notice of sale or other disposition of Collateral shall be required by applicable Law and unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide such Grantor such advance notice as may be practicable under the circumstances), ten (10) days’ prior notice to such Grantor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Grantor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying (as permitted under Law) any right to notification of sale or other intended disposition.

SECTION 8.3. Waiver of Notice and Claims. Each Grantor hereby waives, to the fullest extent permitted by applicable Law, but except as provided in Section 8.2 of this Security Agreement, notice or judicial hearing in connection with the Agent’s taking possession or the Agent’s disposition of any of the Collateral pursuant to this Security Agreement, the ABL Intercreditor Agreement or the Credit Agreement, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Grantor would otherwise have under law, and each Grantor hereby further waives, to the fullest extent permitted by applicable Law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Law. The Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VIII in the absence of bad faith, gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Grantor.

SECTION 8.4. Certain Sales of Collateral.

(i) Each Grantor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such laws, rules, regulations or orders of such Governmental Authority. Each Grantor acknowledges that any such sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable Law, the Agent shall have no obligation to engage in public sales.

(ii) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities Laws or regulations, the Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities Laws or regulations, even if such issuer would agree to do so.

(iii) If the Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Grantor shall from time to time furnish to the Agent all such information as the Agent may reasonably request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Agent as exempt transactions under the Securities Act and the rules of the SEC thereunder, as the same are from time to time in effect.

(iv) Each Grantor further agrees that a breach of any of the covenants contained in this Section 8.4 will cause irreparable injury to the Agent and the other Secured Parties (and to the extent applicable pursuant to Section 10.1, the 2037 ASC Debentures Holders), that the Agent and the other Secured Parties (and to the extent applicable pursuant to Section 10.1, the 2037 ASC Debentures Holders) have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

SECTION 8.5. No Waiver; Cumulative Remedies.

(i) No failure on the part of the Agent to exercise, no course of dealing with respect to, and no delay on the part of the Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

(ii) In the event that the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case, the Grantors, the Agent and each other Secured Party (and to the extent applicable pursuant to Section 10.1, the 2037 ASC Debentures Holders) shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Agent and the other Secured Parties (and to the extent applicable pursuant to Section 10.1, the 2037 ASC Debentures Holders) shall continue as if no such proceeding had been instituted.

SECTION 8.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of Agent and subject to the terms of the ABL Intercreditor Agreement, each Grantor shall execute and deliver to Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and such other documents as are necessary or appropriate to carry out the intent and purposes hereof to the extent such assignment does not result in any loss of rights therein under applicable Law. Within five (5) Business Days of written notice thereafter from Agent, each Grantor shall use commercially reasonable efforts to make available to Agent, such personnel in such Grantor’s employ on the date of the Event of Default as Agent may reasonably designate to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Grantor under the registered Patents, Trademarks and/or Copyrights, and such Persons shall be available to perform their prior functions on Agent’s behalf.

SECTION 8.7. Application of Proceeds.

(i) Subject to the terms of the ABL Intercreditor Agreement, the proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Agent of its remedies shall be applied, together with any other sums then held by the Agent pursuant to this Security Agreement, first, to payment in full of that portion of the Secured Obligations (excluding the Other Liabilities) constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including costs and expenses payable under Section 12.6 of the Credit Agreement and amounts payable under Section 3.3 of the Credit Agreement and Section 6 of the Credit Agreement) payable to the Agent in its capacity as such, and second, to payment in full of all other Secured Obligations and, to the extent provided in Section 10.1, the 2037 ASC Debentures Obligations, ratably as among the Secured Obligations, on the one hand, and the 2037 ASC Debentures Obligations, on the other hand, provided that any such proceeds and sums to be applied to the Secured Obligations shall be applied in accordance with and as set forth in Section 11.3 of the Credit Agreement and any such proceeds and sums to be applied to the 2037 ASC Debentures Obligations shall be applied in accordance with the documents governing the 2037 Debentures.

(ii) All payments required to be made pursuant to the foregoing provisions in respect of the 2037 ASC Debentures Obligations shall be paid to or at the direction of the trustee under the ASC Indenture. If at any time any moneys collected or received by the Agent are distributable to the 2037 ASC Debenture Trustee, and if such trustee shall notify the Agent in writing that no provision is made under the ASC Indenture for the application by the 2037 ASC Debenture Trustee of such moneys (whether because the ASC Indenture does not effectively provide that amounts are due and payable or otherwise) and that the ASC Indenture does not effectively provide for the receipt and the holding by the 2037 ASC Debenture Trustee of such moneys pending the application thereof, then the Agent, after receipt of such moneys pending the application thereof, and receipt of such notification, shall at the direction of the 2037 ASC Debenture Trustee, invest such amounts in Cash Equivalents maturing within 90 days after they are acquired by the Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the

2037 ASC Debenture Trustee (in its capacity as trustee) and for no other purpose until such time as the 2037 ASC Debenture Trustee shall request in writing the delivery thereof by the Agent for application pursuant to the 2037 ASC Debentures. The Agent shall not be responsible for any diminution in funds resulting from any such investment or any liquidation or any liquidation thereof prior to maturity.

(iii) In making the determination and allocations required by this Section 8.7, the Agent may conclusively rely upon information supplied by the 2037 ASC Debentures Trustee as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the 2037 ASC Debentures Obligations and the Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Agent pursuant to this Section 8.7 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Agent shall have no duty to inquire as to the application by the 2037 ASC Debentures Trustee of any amounts distributed to the 2037 ASC Debentures Trustee.

(iv) If, despite the provisions of this Security Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Security Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties and 2037 ASC Debentures Holders hereunder for distribution in accordance with this Section 8.7.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1. Concerning the Agent.

(i) The Agent has been appointed as collateral agent pursuant to the Credit Agreement. By accepting the benefits of this Security Agreement and the other Collateral Documents, each 2037 ASC Debentures Holder hereby appoints Credit Suisse AG, Cayman Islands Branch, to serve as collateral agent for the 2037 ASC Debentures Holders under each of the Collateral Documents and any related intercreditor agreement, on the terms set forth herein and in the other Collateral Documents. The actions of the Agent hereunder are subject to the provisions of the Credit Agreement. The Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Collateral), in accordance with this Security Agreement and the Credit Agreement. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact. The Agent may resign and a successor Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Security Agreement, and the retiring Agent shall thereupon be discharged from its duties and obligations under this Security Agreement. After any retiring Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Security Agreement while it was the Agent.

(ii) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Agent nor any of the other Secured Parties (and to the extent applicable pursuant to Section 10.1, the 2037 ASC Debentures Holders) shall have responsibility for, without limitation (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Agent or any other Secured Party (and to the extent applicable pursuant to Section 10.1, the 2037 ASC Debentures Holders) has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

(iii) The Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Security Agreement and its duties hereunder, upon advice of counsel selected by it.

(iv) If any item of Collateral also constitutes collateral granted to Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral (other than the Credit Agreement), Agent, in its sole discretion, shall select which provision or provisions shall control.

SECTION 9.2. Agent May Perform; Agent Appointed Attorney-in-Fact. If any Grantor shall fail to perform any covenants contained in this Security Agreement or in the Credit Agreement (including, without limitation, such Grantor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Claims, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any other obligations of such Grantor with respect to any Collateral) or if any warranty on the part of any Grantor contained herein shall be breached, the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Grantor fails to pay or perform as and when required hereby. Any and all amounts so expended by the Agent shall be paid by the Grantors in accordance with the provisions of Section 12.6 of the Credit Agreement. Neither the provisions of this Section 9.2 nor any action taken by Agent pursuant to the provisions of this Section 9.2 shall prevent any such failure to observe any covenant contained in this Security Agreement nor any breach of warranty from constituting an Event of Default. Each Grantor hereby appoints the Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, or otherwise, from time to time after the occurrence and during the continuation of an Event of Default in the Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement and the other Collateral Documents which the Agent may deem necessary to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 9.3. Reserved.

SECTION 9.4. Continuing Security Interest; Assignment. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon the Grantors, their respective successors and assigns, and (ii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and the other Secured Parties (and to the extent provided for in Section 10.1, for the benefit of the 2037 ASC Debentures Holders) and each of their respective successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of any Grantor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party (and to the extent applicable pursuant to Section 10.1, any 2037 ASC Debentures Holder) may assign or otherwise transfer any indebtedness held by it secured by this Security Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party (and to the extent applicable pursuant to Section 10.1, such 2037 ASC Debentures Holder), herein or otherwise, subject, however, to the provisions of the Credit Agreement.

SECTION 9.5. Termination; Release.

(a) This Security Agreement, the Lien in favor of the Agent (for the benefit of itself and the other Secured Parties (and to the extent applicable pursuant to Section 10.1, any 2037 ASC Debentures Holder)) and all other security interests granted hereby shall terminate with respect to all Secured Obligations when (i) the Commitments shall have expired or been terminated and (ii) the principal of and interest on each Loan and all fees and other Secured Obligations (other than contingent obligations not yet due) shall have been paid in full in cash; provided, however, that in connection with the termination of this Security Agreement, the Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, (y) any obligations that may thereafter arise with respect to the Cash Management Obligations or Bank Products, and (z) any Secured Obligations (and to the extent provided in Section 10.1, 2037 ASC Debentures Obligations) that may thereafter arise under Sections 12.5 or 12.6 of the Credit Agreement, provided, further, that the 2037 ASC Debentures Obligations shall no longer be secured hereby and this Security Agreement shall be deemed terminated in the event the Secured Obligations are no longer required to be secured hereby as a result of the release of the Collateral by the Agent as permitted hereunder and under the Credit Agreement. Upon termination of this Security Agreement the Collateral shall be released from the Lien of this Security Agreement. Upon such release or any release of Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Agent shall, upon the request and at the sole cost and expense of the Grantors, assign, transfer and deliver to the Grantors, against receipt and without recourse to or warranty by the Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

(b) Provided that no Event of Default is then occurring, a Grantor shall automatically be released from its obligations hereunder and the Lien in favor of the Agent on the Collateral of such Grantor shall be automatically released if (i) such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted under the Credit Agreement or becomes an Excluded Subsidiary or (ii) is the parent holding company of a Real Estate Subsidiary party to a Qualified Real Estate Financing Facility if such guarantee is prohibited by the terms of such Qualified Real Estate Financing Facility; provided that no such release shall occur if such Grantor continues to be a guarantor in respect of any ABL Facility Indebtedness or any Additional Pari Term Debt (as defined in the ABL Intercreditor Agreement) or any Permitted Refinancing thereof (as defined in and incurred in compliance with the terms of the ABL Credit Agreement as in effect on the date hereof).

(c) Upon any Permitted Disposition by any Grantor of any Collateral, or if any pledge by a parent holding company of the stock of a Real Estate Subsidiary securing a Qualified Real Estate Financing Facility is prohibited by the terms of such Qualified Real Estate Financing Facility, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 12.3 of the Credit Agreement, provided that no Event of Default is then occurring, the security interest in such Collateral shall be automatically released.

(d) Notwithstanding anything to the contrary contained in this Security Agreement or any Financing Agreement, upon (i) the release by the ABL Secured Parties (as defined in the ABL

Intercreditor Agreement) of any Lien or security interest created in any ABL Priority Collateral (as defined in the ABL Intercreditor Agreement), other than any such release in connection with the termination of the ABL Facility, and (ii) delivery to the Agent of an officer’s certificate of the Parent Borrower certifying that such release has occurred, the lien and security interest created hereunder shall automatically terminate with respect to such ABL Priority Collateral (as defined in the ABL Intercreditor Agreement).

(e) Notwithstanding clause (d) above, if, after any release of Collateral pursuant to such clause (d), any Indebtedness that would constitute ABL Obligations under the ABL Intercreditor Agreement becomes secured by any ABL Priority Collateral (as defined in the ABL Intercreditor Agreement), such ABL Priority Collateral and related collateral documents, and all Liens granted or purported to be granted therein, released pursuant to clause (d) above shall be automatically reinstated on the same terms as of the date they were terminated and the Grantors shall take all actions and deliver all documents (collectively, the “New Collateral Documents”) reasonably requested by the Agent as may be necessary to create and perfect the Liens of the Agent in such Collateral, in form and substance reasonably satisfactory to the Agent, within 60 days of such date (or such longer period as the Agent may agree in its reasonable discretion). The Agent is hereby authorized to enter into any New Collateral Documents.

(f) The Collateral shall be released from the Lien of this Security Agreement in accordance with the provisions of this Security Agreement, the ABL Intercreditor Agreement and the Credit Agreement. Upon termination hereof or any release of Collateral in accordance with the provisions of this Security Agreement, the ABL Intercreditor Agreement or the Credit Agreement, the Agent shall, upon the request and at the sole cost and expense of the Grantors, assign, transfer and deliver to the Grantors, against receipt and without recourse to or warranty by the Agent, such of the Collateral to be released (in the case of a release) or all of the Collateral (in the case of termination of this Security Agreement) as may be in possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

(g) At any time that the respective Grantor desires that the Agent take any action described in clause (f) of this Section 9.5, such Grantor shall, upon request of the Agent, deliver to the Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to this Section 9.5. The Agent shall have no liability whatsoever to any other Secured Party (or any 2037 ASC Debentures Holder) as the result of any release of Collateral by it as permitted (or which the Agent in good faith believes to be permitted) by this Section 9.5.

SECTION 9.6. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Grantor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement; provided, however, that the requisite written consent of the 2037 ASC Debentures Holders and/or the 2037 ASC Debentures Trustee under the 2037 ASC Debentures shall be required with respect to any release, waiver, amendment or other modification of this Security Agreement that would materially and adversely affect the rights of the 2037 ASC Debentures Holders to equally and ratably share in the security provided for herein with respect to the Collateral. Except as set forth in this Section 9.6, neither the 2037 ASC Debentures Holders nor any 2037 ASC Debentures Trustee shall have any rights to approve any release, waiver, amendment, modification, charge, discharge or termination with respect to this Security Agreement. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Grantor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Security Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Grantor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Security Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

SECTION 9.7. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Grantor, addressed to it at the address of the Parent Borrower set forth in the Credit Agreement and as to the Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other parties hereto complying as to delivery with the terms of this Section 9.7; provided that (i) any notice to the 2037 ASC Debentures Trustee may be made to its address as set forth in the most recent copy of the ASC Indenture provided to the Agent by the Borrowers or in a written notice of such address provided to the Agent by the 2037 ASC Debentures Trustee and (ii) notice to any 2037 ASC Debentures Trustee shall be deemed sufficient notice to the 2037 ASC Debentures Holders for all purposes hereunder

SECTION 9.8. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

SECTION 9.9. CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a) EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER FINANCING AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER FINANCING AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY OR ANY 2037 ASC DEBENTURES HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER FINANCING AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY

OTHER FINANCING AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION 9.9. EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH GRANTOR AGREES THAT ANY ACTION COMMENCED BY ANY GRANTOR ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER FINANCING AGREEMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT MAY ELECT IN ITS SOLE DISCRETION AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.7. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER FINANCING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER FINANCING AGREEMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.9.

SECTION 9.10. Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.11. Execution in Counterparts; Effectiveness. This Security Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 9.12. No Release. Nothing set forth in this Security Agreement shall relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Agent or any other Secured Party (or any other 2037 ASC Debentures Holder) to perform or observe any such term, covenant, condition or agreement on such Grantor’s part to be so performed or observed or shall impose any liability on the Agent or any other Secured Party (or any other 2037 ASC Debentures Holder) for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in this Security Agreement, the Credit Agreement or the other Financing Agreements (or the ASC Indenture), or under or in respect of the Collateral or made in connection herewith or therewith. The obligations of each Grantor contained in this Section 9.12 shall survive the termination hereof and the discharge of such Grantor’s other obligations under this Security Agreement, the Credit Agreement and the other Financing Agreements (and, if applicable, the ASC Indenture).

SECTION 9.13. Obligations Absolute. All obligations of each Grantor hereunder, to the extent permitted by applicable Law, shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Grantor;

(ii) any lack of validity or enforceability of the Credit Agreement or any other Financing Agreement, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Financing Agreement or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement or any other Financing Agreement except as specifically set forth in a waiver granted pursuant to the provisions of Section 9.6 hereof; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Grantor (other than the termination of this Security Agreement in accordance with Section 9.5(a) hereof).

SECTION 9.14. Intercreditor Agreement. Notwithstanding anything to the contrary herein, this Security Agreement and each other Financing Agreement are subject to the terms and conditions set forth in the ABL Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the ABL Intercreditor Agreement and this Security Agreement, the terms of the ABL Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the priority of the Lien and security interest granted to the Agent pursuant to any Financing Agreement and the exercise of any right or remedy in respect of the Collateral by the Agent hereunder or under any other Financing Agreement are subject to the provisions of the ABL Intercreditor Agreement. The delivery of any Collateral that constitutes ABL Priority Collateral (as defined in the ABL Intercreditor Agreement) to the collateral agent under and pursuant to any ABL Document (as defined in the ABL Intercreditor Agreement) shall satisfy any delivery requirement hereunder or under any other Financing Agreement to the extent that such delivery is consistent with the terms of the ABL Intercreditor Agreement.

SECTION 9.15. Additional Grantors. Each Subsidiary of Holdings that is required to become a party to this Security Agreement pursuant to Section 9.9 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor herein, for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of (i) a Security Agreement Supplement substantially in the form of Exhibit 5 hereto and (ii) a Perfection Certificate containing information with respect to such Subsidiary that is substantially consistent with that contained in the Perfection Certificate delivered on the date hereof. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

ARTICLE X

ASC DEBENTURES

(a) Equal and Ratable Security. This Security Agreement and the other Collateral Documents (i) shall secure the 2037 ASC Debentures Obligations to the extent required by Section 3.7 of the ASC Indenture and (ii) shall be construed and enforced accordingly.

(b) Limitation on Collateral Agent’s Responsibilities with Respect to 2037 ASC Debentures Holders. The obligations of the Agent to the 2037 ASC Debentures Holders and the 2037 ASC Debentures Trustee hereunder shall be limited solely to (i) holding the Collateral for the ratable benefit of the 2037 ASC Debentures Holders and 2037 ASC Debentures Trustee for so long as (A) any Secured Obligations remain outstanding and (B) any 2037 ASC Debentures Obligations are secured by the Collateral pursuant to Section 10.1, (ii) subject to the instructions of the Required Lenders, enforcing the rights of the 2037 ASC Debentures Holders in their capacities as secured parties and (iii) distributing any proceeds received by the Agent from the sale, collection or realization of the Collateral to the 2037 ASC Debentures Holders and the any 2037 ASC Debentures Trustee in respect of the 2037 ASC Debentures Obligations in accordance with Section 11.3 of the Credit Agreement. Neither the 2037 ASC Debentures Holders nor the any 2037 ASC Debentures Trustee shall be entitled to exercise (or direct the Agent to exercise) any rights or remedies hereunder with respect to the 2037 ASC Debentures Obligations, including without limitation the right to receive any payments, enforce the Lien on Collateral, request any action, institute proceedings, give any instructions, make any election, make collections, sell or otherwise foreclose on any portion of the Collateral or execute any amendment, supplement, or acknowledgment hereof. This Security Agreement shall not create any liability of the Agent or the Secured Parties to any 2037 ASC Debentures Holders or to the 2037 ASC Debentures Trustee by reason of actions taken with respect to the creation, perfection or continuation of the Lien on Collateral, actions with respect to the occurrence of an Event of Default (under, and as defined in, the Credit Agreement or the ASC Indenture), actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral or action with respect to the collection of any claim for all or any part of the 2037 ASC Debentures Obligations, guarantor or any other party or the valuation, use or protection of the Collateral. By acceptance of the benefits under this Security Agreement and the other Financing Agreements, the 2037 ASC Debentures Holders and the 2037 ASC Debentures Trustee will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Lenders to permit such Persons to be secured parties under this Security Agreement and certain of the other Financing Agreement and are being relied upon by the Lenders as consideration therefor.

(c) Notwithstanding anything to the contrary herein, nothing in this Security Agreement shall or shall be construed to (i) result in the security interest in the Collateral securing the 2037 ASC Debentures Obligations less than equally and ratably with the Secured Obligations pursuant to the 2037 ASC Debentures to the extent required or (ii) modify or affect the rights of the 2037 ASC Debentures Holders to receive the pro rata share specified in Section 8.7 of any proceeds of any collection or sale of Collateral.

(d) The parties hereto agree that the 2037 ASC Debentures Obligations and the Secured Obligations are, and will be, equally and ratably secured with each other by the Liens on the Collateral, and that it is their intention to give full effect to the equal and ratable provisions of the 2037 ASC Debentures, as in effect on the date hereof. To the extent that the rights and benefits herein or in any other Collateral Document conferred on the 2037 ASC Debentures Holders shall be held to exceed the rights and benefits required so to be conferred by such provisions, such rights and benefits shall be limited so as to provide such 2037 ASC Debentures Holders only those rights and benefits that are required by such provisions. Any and all rights not herein expressly given to the 2037 ASC Debentures Trustee are expressly reserved to the Agent and the Secured Parties other than the 2037 ASC Debentures Holders.

(e) Termination. This Article X shall cease to apply if and when (i) all of the 2037 ASC Debentures Obligations have been fully satisfied and discharged (including in accordance with Article Ten of the ASC Indenture) or (ii) the ASC Indenture shall have been amended such that the 2037 ASC Debentures Obligations are no longer required to be secured equally and ratably with the Secured Obligations.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Grantors and the Agent have caused this Third Amended and Restated Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

GRANTORS:

ALBERTSONS COMPANIES, LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President and Chief Financial Officer

ALBERTSON’S LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President & Chief Financial Officer

NEW ALBERTSON’S, INC.

By:	/s/ James Perkins
	Name:	James Perkins
	Title:	President & Chief Operating Officer

SAFEWAY INC.

By:	/s/ Bradley S. Fox
	Name:	Bradley S. Fox
	Title:	Vice President & Treasurer

SPIRIT ACQUISITION HOLDINGS LLC
UNITED SUPERMARKETS, L.L.C.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

Signature Page to Security Agreement (Term Loan)

ABS FINANCE CO., INC.
ACME MARKETS, INC.
AMERICAN DRUG STORES LLC
AMERICAN PARTNERS, L.P.
AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC
AMERICAN STORES COMPANY, LLC
APLC PROCUREMENT, INC.
ASC MEDIA SERVICES, INC.
ASP REALTY, INC.
CLIFFORD W. PERHAM, INC.
JETCO PROPERTIES, INC.
JEWEL COMPANIES, INC.
JEWEL FOOD STORES, INC.
LUCKY STORES LLC
OAKBROOK BEVERAGE CENTERS, INC.
SHAW EQUIPMENT CORPORATION
SHAW’S REALTY CO.
SHAW’S SUPERMARKETS, INC.
SSM HOLDINGS COMPANY
STAR MARKETS COMPANY, INC.
STAR MARKETS HOLDINGS, INC.
WILDCAT MARKETS OPCO LLC
NAI SATURN EASTERN LLC

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Vice President, Treasurer & Assistant Secretary

SHAW’S REALTY TRUST

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Trustee

Signature Page to Security Agreement (Term Loan)

FRESH HOLDINGS LLC
AMERICAN FOOD AND DRUG LLC
EXTREME LLC
NEWCO INVESTMENTS, LLC
NHI INVESTMENT PARTNERS, LP
AMERICAN STORES PROPERTIES LLC
JEWEL OSCO SOUTHWEST LLC
SUNRICH MERCANTILE LLC
ABS REAL ESTATE HOLDINGS LLC
ABS REAL ESTATE INVESTOR HOLDINGS LLC
ABS REAL ESTATE CORP.
ABS REAL ESTATE OWNER HOLDINGS LLC
ABS MEZZANINE I LLC
ABS TX INVESTOR GP LLC
ABS FLA INVESTOR LLC
ABS TX INVESTOR LP
ABS SW INVESTOR LLC
ABS RM INVESTOR LLC
ABS DFW INVESTOR LLC
ASP SW INVESTOR LLC
ABS TX LEASE INVESTOR GP LLC
ABS FLA LEASE INVESTOR LLC
ABS TX LEASE INVESTOR LP
ABS SW LEASE INVESTOR LLC
ABS RM LEASE INVESTOR LLC
ASP SW LEASE INVESTOR LLC
AFDI NOCAL LEASE INVESTOR LLC
ABS NOCAL LEASE INVESTOR LLC
ASR TX INVESTOR GP LLC
ASR TX INVESTOR LP
ABS REALTY INVESTOR LLC
ASR LEASE INVESTOR LLC

By:	/s/ Bradley R. Beckstrom
Name:	Bradley R. Beckstrom
Title:	Vice President, Real Estate Law

GOOD SPIRITS LLC

By:	/s/ Bradley R. Beckstrom
Name:	Bradley R. Beckstrom
Title:	Vice President

Signature Page to Security Agreement (Term Loan)

ABS REALTY LEASE INVESTOR LLC
ABS MEZZANINE II LLC
ABS TX OWNER GP LLC
ABS FLA OWNER LLC
ABS TX OWNER LP
ABS TX LEASE OWNER GP LLC
ABS TX LEASE OWNER LP
ABS SW OWNER LLC
ABS SW LEASE OWNER LLC
LUCKY (DEL) LEASE OWNER LLC
SHORTCO OWNER LLC
ABS NOCAL LEASE OWNER LLC
LSP LEASE LLC
ABS RM OWNER LLC
ABS RM LEASE OWNER LLC
ABS DFW OWNER LLC
ASP SW OWNER LLC
ASP SW LEASE OWNER LLC
NHI TX OWNER GP LLC
EXT OWNER LLC
NHI TX OWNER LP
SUNRICH OWNER LLC
NHI TX LEASE OWNER GP LLC
ASR OWNER LLC
EXT LEASE OWNER LLC
NHI TX LEASE OWNER LP
ASR TX LEASE OWNER GP LLC
ASR TX LEASE OWNER LP
ABS MEZZANINE III LLC
ABS CA-O LLC
ABS CA-GL LLC
ABS ID-O LLC
ABS ID-GL LLC
ABS MT-O LLC
ABS MT-GL LLC
ABS NV-O LLC
ABS NV-GL LLC

By:	/s/ Bradley R. Beckstrom
Name:	Bradley R. Beckstrom
Title:	Vice President, Real Estate Law

Signature Page to Security Agreement (Term Loan)

ABS OR-O LLC
ABS OR-GL LLC
ABS UT-O LLC
ABS UT-GL LLC
ABS WA-O LLC
ABS WA-GL LLC
ABS WY-O LLC
ABS WY-GL LLC
ABS CA-O DC1 LLC
ABS CA-O DC2 LLC
ABS ID-O DC LLC
ABS OR-O DC LLC
ABS UT-O DC LLC
ABS DFW LEASE OWNER LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Real Estate Law

Signature Page to Security Agreement (Term Loan)

USM MANUFACTURING L.L.C.
LLANO LOGISTICS, INC.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

Signature Page to Security Agreement (Term Loan)

SAFEWAY NEW CANADA, INC.
SAFEWAY CORPORATE, INC.
SAFEWAY STORES 67, INC.
SAFEWAY DALLAS, INC.
SAFEWAY STORES 78, INC.
SAFEWAY STORES 79, INC.
SAFEWAY STORES 80, INC.
SAFEWAY STORES 85, INC.
SAFEWAY STORES 86, INC.
SAFEWAY STORES 87, INC.
SAFEWAY STORES 88, INC.
SAFEWAY STORES 89, INC.
SAFEWAY STORES 90, INC.
SAFEWAY STORES 91, INC.
SAFEWAY STORES 92, INC.
SAFEWAY STORES 96, INC.
SAFEWAY STORES 97, INC.
SAFEWAY STORES 98, INC.
SAFEWAY DENVER, INC.
SAFEWAY STORES 44, INC.
SAFEWAY STORES 45, INC.
SAFEWAY STORES 46, INC.
SAFEWAY STORES 47, INC.
SAFEWAY STORES 48, INC.
SAFEWAY STORES 49, INC.
SAFEWAY STORES 58, INC.
SAFEWAY SOUTHERN CALIFORNIA, INC.
SAFEWAY STORES 28, INC.
SAFEWAY STORES 42, INC.
SAFEWAY STORES 99, INC.
SAFEWAY STORES 71, INC.
SAFEWAY STORES 72, INC.
SSI – AK HOLDINGS, INC.
DOMINICK’S SUPERMARKETS, LLC
DOMINICK’S FINER FOODS, LLC
RANDALL’S FOOD MARKETS, INC.
SAFEWAY GIFT CARDS, LLC
SAFEWAY HOLDINGS I, LLC
GROCERYWORKS.COM, LLC

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Vice President & Assistant Secretary

ASP REALTY, LLC

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Vice President & Assistant Secretary

Signature Page to Security Agreement (Term Loan)

GROCERYWORKS.COM OPERATING COMPANY, LLC
THE VONS COMPANIES, INC.
STRATEGIC GLOBAL SOURCING, LLC
GFM HOLDINGS LLC
RANDALL’S HOLDINGS, INC.
SAFEWAY AUSTRALIA HOLDINGS, INC.
SAFEWAY CANADA HOLDINGS, INC.
AVIA PARTNERS, INC.
SAFEWAY PHILTECH HOLDINGS, INC.
CONSOLIDATED PROCUREMENT SERVICES, INC.
CARR-GOTTSTEIN FOODS CO.
SAFEWAY HEALTH INC.
LUCERNE FOODS, INC.
EATING RIGHT LLC
LUCERNE DAIRY PRODUCTS LLC
LUCERNE NORTH AMERICA LLC
O ORGANICS LLC
DIVARIO VENTURES LLC
CAYAM ENERGY, LLC
GFM HOLDINGS I, INC.

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Vice President & Assistant Secretary

Signature Page to Security Agreement (Term Loan)

GENUARDI’S FAMILY MARKETS LP

By:	GFM HOLDINGS LLC, its general partner

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Security Agreement (Term Loan)

RANDALL’S FOOD & DRUGS LP

By: RANDALL’S FOOD MARKETS, INC., its general partner

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Security Agreement (Term Loan)

RANDALL’S MANAGEMENT COMPANY, INC.
RANDALL’S BEVERAGE COMPANY, INC.

By:	/s/ Miles Kendall
	Name:	Miles Kendall
	Title:	President, Treasurer & Secretary

Signature Page to Security Agreement (Term Loan)

RANDALL’S INVESTMENTS, INC.

By:	/s/ Elizabeth A. Harris
	Name:	Elizabeth A. Harris

	Title:	Vice President & Secretary

Signature Page to Security Agreement (Term Loan)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

Signature Page to Security Agreement (Term Loan)

EXHIBIT 1

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of                     , is delivered pursuant to Section 5.1 of that certain Third Amended and Restated Security Agreement, dated as of February 11, 2016 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by and among (i) ALBERTSON’S LLC, a Delaware limited liability company as Parent Borrower (the “Parent Borrower”), (ii) SAFEWAY, INC. ( “Safeway”), (iii) SPIRIT ACQUISITION HOLDINGS LLC (“Spirit”), (iv) NEW ALBERTSON’S, INC. (“NAI”), (v) UNITED SUPERMARKETS, L.L.C. (“United” and, together with Safeway, Spirit and NAI, the “Co-Borrowers”, each, a “Co-Borrower” and together with the Parent Borrower, the “Borrowers”), (vi) ALBERTSONS COMPANIES, LLC (“Holdings”), (vii) THE GUARANTORS party thereto from time to time (the “Guarantors”), as pledgors, assignors and debtors (the Borrowers, together with Holdings and the Guarantors, in such capacities and together with any successors in such capacities, the “Grantors,” and each, a “Grantor”), and (viii) CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent for the Secured Parties, as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Collateral and shall secure all Secured Obligations.

Ex. 1-1

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

Ex. 1-2

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ],
as Grantor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

By:
Name:
Title:

Ex. 1-3

EXHIBIT 2

[Form of]

Copyright Security Agreement

Copyright Security Agreement, dated as of [                    ], by [                    ] and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Third Amended and Restated Security Agreement dated as of February 11, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders), to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders) a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Copyrights of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

Ex. 2-1

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of a signature page of this Copyright Security Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Copyright Security Agreement.

SECTION 6. Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright applications:

OWNER	TITLE

EXHIBIT 3

[Form of]

Patent Security Agreement

Patent Security Agreement, dated as of [                    ], by [                    ] and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Third Amended and Restated Security Agreement dated as of February 11, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders), to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders) a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Patents of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

Ex. 3-1

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of a signature page of this Patent Security Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Patent Security Agreement.

SECTION 6. Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

EXHIBIT 4

[Form of]

Trademark Security Agreement

Trademark Security Agreement, dated as of [                    ], by [                    ] and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Third Amended and Restated Security Agreement dated as of February 11, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders), to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Agent for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders) a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Trademarks of such Grantor listed on Schedule I attached hereto;

(b) all goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

Ex. 4-1

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of a signature page of this Trademark Security Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Trademark Security Agreement.

SECTION 6. Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

Ex. 4-2

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Agent

By:
Name:
Title:

By:
Name:
Title:

Ex. 4-3

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Ex. 4-4

EXHIBIT 5

[Form of]

SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. [    ] (this “Supplement”), dated as of [                    ], to the Third Amended and Restated Security Agreement dated as of February 11, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by and among the Grantors as defined therein and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as collateral agent for the Secured Parties pursuant to the Credit Agreement and the 2037 Debentures Holders (as defined herein), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Agent”).

A. Reference is made to that certain Second Amended and Restated Term Loan Agreement, dated as of August 25, 2014 and effective as of the Escrow Release Date (as defined in the Credit Agreement) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Albertson’s LLC, a Delaware limited liability company (the “Parent Borrower”), the Guarantors party thereto, the Agent, and the Lenders from time to time party thereto, among others.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The rules of interpretation specified in Article I of the Credit Agreement shall be applicable to this Security Agreement Supplement.

D. Section 9.15 of the Security Agreement provides that each Restricted Subsidiary of Holdings that is required to become a party to the Security Agreement pursuant to Section 9.9 of the Credit Agreement and the terms hereof shall become a Grantor, with the same force and effect as if originally named as a Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement. Each undersigned Subsidiary (each, a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Grantor under the Security Agreement as consideration for the Secured Obligations.

Accordingly, the Agent and the New Grantors agree as follows:

SECTION 1. In accordance with Section 9.15 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a

Ex. 5-1

Grantor thereunder are true and correct in all material respects on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date). In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations (and, to the extent provided in Section 10.1 of the Security Agreement, the 2037 ASC Debentures Obligations), does hereby assign, pledge, mortgage and hypothecate to the Agent, for the benefit of the Secured Parties (and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders), and hereby grants to the Agent, for the benefit of the Secured Parties “(and, to the extent provided for in Section 10.1 of the Security Agreement, for the benefit of the 2037 ASC Debentures Holders), a security interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which it now has or hereafter acquires an interest (but, in any event, excluding any Excluded Property). Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement (including Article II) is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (whether considered in a proceeding in equity or law).

SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Supplement shall become effective as to each New Grantor when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Agent.

SECTION 4. Annexed hereto are supplements to each of the schedules to the Security Agreement with respect to each New Grantor. Such supplements shall be deemed to be part of the Security Agreement.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Ex. 5-2

SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.3 of the Credit Agreement. All communications and notices hereunder to each New Grantor shall be given to it in care of the Parent Borrower at the Parent Borrower’s address set forth in Section 14.3 of the Credit Agreement.

SECTION 9. Each New Grantor agrees to reimburse the Agent for its reasonable, documented and invoiced out-of-pocket costs and expenses in connection with this Supplement in accordance with Section 12.6 of the Credit Agreement.

[Remainder of Page Intentionally Blank]

Ex. 5-3

IN WITNESS WHEREOF, each New Grantor and the Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NEW GRANTOR(S)],

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:
Name:
Title:

By:
Name:
Title:

Ex. 5-4

SCHEDULE I

Intercompany Notes

1. None.

SCHEDULE II

Filings, Registrations and Recordings

[to come]

SCHEDULE III

Pledged Interests

[to come]